POWERSHARES EXCHANGE-TRADED FUND TRUST II (THE "TRUST")

SUPPLEMENT DATED MAY 28, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares High Yield Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The first paragraph of the section titled "PowerShares Emerging Markets Sovereign Debt Portfolio—Summary Information—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund will normally invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds. The Fund will normally invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is an index that measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Deutsche Bank Securities Inc. ("DB" or the "Index Provider") selects one to three securities from each of the eligible emerging market countries (as determined by the Index Provider) that a) are denominated in U.S. dollars, b) are sovereign bonds, c) have more than three years to maturity and d) have an outstanding float of at least $500 million. As of March 31, 2010, the Underlying Index included approximately 55 bonds issued by the governments of Bulgaria, Brazil, Columbia, El Salvador, Indonesia, Korea, Lithuania, Mexico, Panama, Peru, Philippines, Pakistan, Poland, Qatar, Hungary, Russia, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela. The Fund's investment policy of normally investing at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The section titled "Additional Information About the Funds' Strategies and Risks—Principal Investment Strategies—DB Emerging Market USD Liquid Balanced Index" is hereby deleted and replaced with the following:

DB Emerging Market USD Liquid Balanced Index

The Underlying Index for the PowerShares Emerging Markets Sovereign Debt Portfolio is constructed in two phases.

The first phase establishes a broad "Underlying Index Membership," which represents all of the bonds eligible for inclusion in the Underlying Index. This list is constructed by first establishing a list of eligible countries, which is done on an annual basis by the Index Provider based on ratings, size, liquidity and other considerations.

Once the list of countries is set, the "Underlying Index Membership" is generated by applying the criteria described below to all outstanding bonds:

–  Issued in U.S. dollars

–  Sovereign bond

–  More than three years remain to maturity at the time of selection

–  Outstanding amount of $500 million or greater

–  Fixed coupon bond

–  Not a Brady Bond, restructured bond, bond in default, floating bond, sinking bond, callable bond or putable bond.

The second phase of the construction process seeks to both optimize potential performance and liquidity, while limiting turnover within the Underlying Index constituents. This is done by selecting one to three bonds for each eligible country (subject to annual review) from the "Underlying Index Membership" according to the following criteria:

(1)  Each emerging market country should have at least 1 security included in the "Underlying Index Membership" list;

(2)  Each emerging market country cannot have more than 3 securities included from the "Underlying Index Membership" list;

(3)  Each eligible emerging market country included will be given an equal weighting in the Underlying Index on March 1st of each year;

(4)  Bonds within each emerging market country are selected on the basis of potential outperformance; and

(5)  Within each eligible emerging market country, each bond is given an equal market value weight on March 1st of each year.

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country. The Underlying Index Membership is generated and market values are distributed to the one to three bonds selected from each eligible emerging market only on a quarterly basis, three business days before March 1, June 1, September 1 and December 1 of each year. Market values are generally reset between the eligible emerging market countries in the Underlying Index annually.

If an indexed bond defaults during the year, it will be replaced by another qualifying bond from the same country at month-end. Between the time the bond defaulted and month-end, the market value from the leaving bond is kept as cash. The cash is used to buy the replacing bond at ask price at month-end. If a replacement could not be found for a defaulted bond from the same country, the country will be removed from the index at quarter-end. Between the time the event of default occurs to the next quarter rebalancing, the market value from the leaving bond(s) is kept as cash. The cash will be re-invested proportionally to all other countries at month-end. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-9-1 5/28/10